UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

Oak Street Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39427	84-3446686
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 W. Monroe Street

Suite 1200

Chicago, Illinois 60603

(312) 733-9730

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OSH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2020, upon the recommendation of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Oak Street Health, Inc. (the “Company”), the Board approved an increase in its authorized size from eleven members to twelve members and appointed Regina Benjamin, M.D., M.B.A. to fill the vacancy created by such increase and serve as a Class III director, with an initial term expiring at the Company’s 2023 annual meeting of stockholders. Ms. Benjamin’s committee assignments, if any, will be determined at a future date. The Board has determined that Dr. Benjamin is an independent director in accordance with the listing requirements of the New York Stock Exchange.

Pursuant to the Company’s non-employee director compensation program, Dr. Benjamin (i) will receive an annual cash retainer of $50,000 for service on the Board and (ii) was granted on the date of her appointment 3,912 restricted stock units, which will become earned and payable on the first anniversary of the date of grant. Dr. Benjamin has also entered into the Company’s standard form of Indemnification Agreement, in the form approved by the Board, which was filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 10, 2020, and incorporated herein by reference.

On October 7, 2020, the Company issued a press release announcing Dr. Benjamin’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

99.1	Press Release dated October 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Street Health, Inc.

Date: October 7, 2020	/s/ Michael Pykosz
Michael Pykosz
Chief Executive Officer